VALIC COMPANY I
Supplement to Prospectus dated October 1, 2007
Broad Cap Value Income Fund. In the section titled “About the Series Company’s Management — Investment Sub-Advisers — Barrow, Hanley, Mewhinney & Strauss, Inc.” the disclosure with respect to Richard A. Englander is deleted in its entirety. Timothy J. Culler and Mark Giambrone continue to serve as the lead portfolio managers of the Fund and are assisted by team members James P. Barrow, Robert J. Chambers and J. Ray Nixon.
Date: January 1, 2008